Filed pursuant to Rule 497(e)

Registration Nos. 333-190432; 811-22875

THE 504 FUND

Ticker: XPNNX

March 1, 2019

Supplement to the Prospectus and Statement of Additional Information

dated October 23, 2018, as previously supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) of The 504 Fund. It should be retained and read in conjunction with the Prospectus and SAI.

Effective March 1, 2019, Bluestone Capital Partners LLC (“Bluestone”) will replace 504 Fund Advisors, LLC (“504 Fund Advisors”) as the investment adviser to The 504 Fund (the “Fund”). 504 Fund Advisors notified the Board of Trustees of the Fund (the “Board”) that 504 Fund Advisors agreed to transfer and assign its rights, duties and responsibilities under its investment advisory agreement with the Fund (the “Existing Agreement”) to Bluestone. As a result of this assignment, the Existing Agreement with 504 Fund Advisors will terminate. 504 Fund Advisors recommended to the Board that Bluestone replace 504 Fund Advisors as the investment adviser to the Fund.

In order to avoid disruption of the Fund’s investment management program, the Board approved an interim investment advisory agreement between the Fund and Bluestone at an in-person meeting held on February 26, 2019. The Board also approved a permanent investment advisory agreement between the Fund and Bluestone, subject to approval of the permanent investment advisory agreement by shareholders of the Fund. Details regarding shareholder approval will be contained in a consent solicitation statement that will be mailed to Fund shareholders.

The Fund’s investment objectives will remain the same and the Fund’s principal investment strategies and investment policies will remain substantially the same. The Board, based on a recommendation by Bluestone, has approved a change in the Fund’s name from “The 504 Fund” to “Bluestone Community Development Fund” to be effective on May 1, 2019. In connection therewith, the Board also approved the elimination of the Fund’s non-fundamental investment policy which provides that the Fund, under normal circumstances, will invest at least 80% of its total assets in 504 First Lien Loans (as defined in the Prospectus), including repurchase agreements collateralized by such securities. The Fund is required to provide 60 days’ prior written notice to Fund shareholders of the Fund’s name change and the elimination of the Fund’s non-fundamental investment policy, and such notice is hereby provided. While the Fund will continue to invest primarily in 504 First Lien Loans, effective on May 1, 2019, the following sentence in the sections of the Prospectus titled “Prospectus Summary–Investment Objectives and Strategies” and “Investment Objectives, Strategies and Policies–Investment Strategies” will be deleted: “Under normal market conditions, the Fund will invest at least 80% of its total assets in 504 First Lien Loans.” In addition, the first two sentences of the section of the SAI titled “Investment Limitations–Non-Fundamental Investment Policies” will be removed entirely.

The annual advisory fee rate of 1.50% to be paid to Bluestone under the interim and permanent advisory agreements is lower than the annual advisory fee rate of 1.75% that 504 Fund Advisors would have received from the Fund under the Existing Agreement. The Board also approved a new operating expenses limitation agreement between the Fund and Bluestone that will maintain the Fund’s total annual expenses (after fee waiver and expense reimbursement) at 1.75% through May 1, 2021.

The Board also approved the appointment of Lee A. Calfo to serve as President and Principal Executive Officer of the Fund, Joseph Gladue to serve as Treasurer, Principal Financial Officer and Principal Accounting Officer of the Fund, and Kenneth R. Smith to serve as Secretary of the Fund, each appointment effective as of March 1, 2019. Mr. Calfo and Mr. Gladue will also each be added as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee effective as of March 1, 2019. The Board has also approved Mr. Calfo’s appointment as a Trustee of the Fund, to be effective as of the effective date of the permanent investment advisory agreement. In connection with the foregoing appointments, Robert O. Judge and Jordan M. Blanchard each resigned their respective positions as officers of the Fund, but Mr. Judge and Mr. Blanchard will each continue to serve as a Portfolio Manager for the Fund and a member of the Board’s Valuation Committee.

The Fund’s Prospectus and SAI are revised as follows:

Prospectus and SAI

Generally

Unless the context requires otherwise, all references to “504 Fund Advisors, LLC” or the “Adviser” in the Prospectus and SAI shall refer to “Bluestone Capital Partners LLC.”

All references to the Fund’s principal office in the Prospectus shall refer to “37 West Avenue, Suite 301, Wayne, PA 19087.”

Prospectus

In the section of the Prospectus titled “Prospectus Summary,” the first sentence in the second paragraph under the heading “Investment Objectives and Strategies” is deleted, effective May 1, 2019.

In the section of the Prospectus titled “Prospectus Summary,” the first paragraph under the heading “Fees and Expenses” is deleted and replaced with the following, effective March 1, 2019:

The Fund will pay to the Adviser a monthly fee at the annual rate of 1.50%, which will be applied to the Fund’s average net assets for the month. The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least March 1, 2021 to ensure that total annual expenses (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”)) do not exceed 1.75% of the Fund’s average annual net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%. All fees and expenses of the Fund are indirectly borne by the Fund’s shareholders.

The section of the Prospectus titled “Summary of Fund Fees and Expenses” is deleted and replaced with the following, effective March 1, 2019:

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load (as a percentage of offering price)(1)	1.00%

Annual Expenses (as a percentage of net assets attributable to common shares)

Management Fees	1.50%
Other Expenses	1.19%
Total Annual Expenses(2)	2.69%

Less: Fee Waiver and Expense Reimbursement(2), (3)	(0.94%)
Total Annual Expenses (after fee waiver and expense reimbursement) (2), (3)	1.75%

(1)	Investments may be subject to a Sales Charge of up to 1.00%, subject to waiver or adjustment for: (i) affiliates of the Adviser; (ii) certain investors with an established business relationship with the Adviser; (iii) certain investors who purchase shares through an approved broker-dealer selling agent, if selling agent agrees to waive all or a portion of such Sales Charge for such investors; or (iv) investors with no associated broker-dealer or other financial intermediary who purchase shares directly through the transfer agent. The Sales Charge will be in addition to the subscription price for shares and will not form a part of an investor’s investment in the Fund.

(2)	Note that Total Annual Expenses in the table above does not correlate to the ratio of expenses to average net assets found within the “Financial Highlights” section of the Prospectus to the extent that interest expenses relating to the Fund’s line of credit, which was paid in full and closed as of June 11, 2018, were included in such ratio. Additionally, effective March 1, 2019 the Fund’s management fee was reduced by 0.25% from 1.75% to 1.50%.

(3)	Pursuant to an operating expenses limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive or reduce its management fees and/or reimburse expenses of the Fund until at least March 1, 2021 to ensure that total annual expenses (excluding Excluded Expenses) do not exceed 1.75% of the Fund’s average annual net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Expenses (after fee waiver and expense reimbursement) may be greater than 1.75%. The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Fund’s operating expenses limitation agreement may be terminated only by, or with the consent of, the Board.

The purpose of the above table is to assist an investor in understanding the fees and expenses that an investor in the Fund will bear directly or indirectly.

Example

This example is based on the expenses set forth in the table and should not be considered a representation of the Fund’s future expenses. The operating expenses limitation agreement discussed in the table above is reflected only through March 1, 2021. Actual expenses of the Fund may be higher or lower than those shown.

Example	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (without a repurchase at end of the period)	$28	$75	$134	$295
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (with a repurchase at end of the period)	$28	$75	$134	$295

In the section of the Prospectus titled “Investment Objectives, Strategies and Policies,” the first sentence of the second paragraph under the heading “Investment Strategies” is deleted, effective May 1, 2019.

In the section of the Prospectus titled “Management of the Fund,” the first three paragraphs under the heading “Investment Adviser” are deleted and replaced with the following, effective March 1, 2019:

Bluestone Capital Partners LLC, a Puerto Rico limited liability company with its principal offices located at 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607 (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is a newly-registered investment adviser (registered with the SEC in 2019) and will initially provide advisory services exclusively to the Fund. Messrs. Gladue and Calfo are each control persons of the Adviser.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average net assets of the Fund.

The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.75% of the average annual net assets of the Fund. The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. This agreement is in effect through at least March 1, 2021, and may be terminated only by, or with the consent of, the Board.

In the section of the Prospectus titled “Management of the Fund,” the information under the heading “Portfolio Managers” is deleted and replaced with the following, effective March 1, 2019:

The Adviser uses a team approach for the management of the Fund. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Lee A. Calfo is the Chief Executive Officer and a Portfolio Manager of the Adviser and has served as President and a Portfolio Manager of the Fund since 2019. Mr. Calfo is also the President and founder of Bluestone Capital Management, LLC, an investment advisory firm, where he serves as a Portfolio Manager and has managed the firm’s asset management strategies, since 2010. He has also served as the Chief Executive Officer of MCG Securities LLC, a broker-dealer, since 2012 and the Chief Executive Officer of J. Alden Associates, Inc., a broker-dealer, and Alden Capital Management, an asset management firm, since 2018. Prior to founding Bluestone Capital Management, LLC, Mr. Calfo served as President of Iron Bay Capital in 2011, Portfolio Manager at Boenning & Scattergood, Inc. from 2007 to 2009, and Chief Investment Officer and Director of Research at Cohen & Company Securities, LLC from 2004 to 2007. Mr. Calfo earned a B.S. in Finance at Penn State University.

Joe Gladue is the Chief Financial Officer and a Portfolio Manager of the Adviser and has served as the Treasurer and a Portfolio Manager of the Fund, since 2019. Mr. Gladue has also served as the Director of Research for MCG Securities, LLC, a broker-dealer, since 2015 and the Director of Research for J. Alden Associates, Inc., broker-dealer, since 2018. Mr. Gladue served as Vice President Corporate Development for BofI Federal Bank from 2014 to 2015. He also served as an Analyst for B. Riley & Co., LLC from 2007 to 2012 and Cohen & Company Securities, LLC from 2003 to 2007. Mr. Gladue earned a M.S. in Finance at Loyola University in Maryland and a B.A. in Economics at the University of Notre Dame. Mr. Gladue has also earned the Chartered Financial Analyst (CFA) and the Professional Risk Manager (PRM) designations.

Jordan M. Blanchard has served as a Portfolio Manager of the Fund since its inception in 2013. Mr. Blanchard served as Secretary and Treasurer of the Fund from 2015 to 2019. Mr. Blanchard also is the General Manager – Renewable Energy Lending at Live Oak Banking Company, since 2016. Mr. Blanchard was the Manager – Loan Syndications at Live Oak Banking Company, a wholly-owned subsidiary of Live Oak Bancshares, Inc., in 2017. Mr. Blanchard was the Managing Director of 504 Secondary Markets for Government Loan Solutions, Inc. (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, Inc., from 2013 to 2015. GLS is a financial services company specializing in the SBA secondary market. Prior to joining GLS, Mr. Blanchard was President of Wholesale 504 Lending Consultants, LLC (“W504”), a financial services company that facilitated the sale and settlement of 504 First Lien Loans through the temporary SBA First Mortgage Lien Pool (“FMLP”) program from 2011 to 2012. Prior to joining W504, Mr. Blanchard was Executive Vice President of Capital Markets for CDC Direct Capital (“CDC Direct”) from 2009 to 2011. CDC Direct is a subsidiary of CDC Small Business Finance, the nation’s largest community development corporation. Mr. Blanchard earned a B.S.B.A. in Finance at San Diego State University.

Robert O. Judge has served as a Portfolio Manager of the Fund since its inception in 2013. Mr. Judge served as President of the Fund from 2016 to 2019. Mr. Judge also is currently the Chief Executive Officer of GLS, which he co-founded in 2006 for the purpose of bringing greater transparency, efficiency, and productivity to the SBA marketplace through the use of technology. GLS also assists lenders in compliance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 (“ASC 820”) regarding the proper valuation of their SBA servicing portfolios. Mr. Judge is the editor of the CPR Report®, a monthly publication that tracks SBA loan default, prepayment and secondary market activity. Mr. Judge earned a B.A. in Economics from Vassar College and a M.B.A. in Finance from the Stern School of Business at New York University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

The Adviser is dependent upon the experience and expertise of its portfolio managers to provide services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. The Adviser has informed the Fund that the portfolio managers are actively involved in other business and investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.

SAI

In the section of the SAI titled “The Adviser,” the first paragraph under the heading “General” is deleted and replaced with the following, effective March 1, 2019:

General. Bluestone Capital Partners LLC, a Puerto Rico limited liability company with its principal offices located at 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607 (the “Adviser”), is an SEC-registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a newly-registered investment adviser (registered with the SEC in 2019) and will initially provide advisory services exclusively to the Fund. Messrs. Gladue and Calfo are each control persons of the Adviser.

In the section of the SAI titled “The Adviser,” the first paragraph under the heading “Advisory Fees Paid to the Adviser” is deleted and replaced with the following, effective March 1, 2019:

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.50% of the average net assets of the Fund. The Adviser has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (exclusive of any interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses and including organizational and offering costs) will not exceed 1.75% of the average annual net assets of the Fund. The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (a) the expense limitation in effect at the time of the fee waiver and/or expense reimbursement; or (b) the expense limitation in effect at the time of the reimbursement. The Board will review any such reimbursement. This agreement is in effect through at least March 1, 2021, and may be terminated only by, or with the consent of, the Board.

In the section of the SAI titled “The Adviser,” note that the fee information in the second paragraph under the heading “Advisory Fees Paid to the Adviser” reflects advisory fees paid to the Fund’s prior investment adviser, 504 Fund Advisors.

In the section of the SAI titled “The Portfolio Managers,” the second paragraph is deleted and replaced with the following, effective March 1, 2019:

As stated in the Fund’s Prospectus, Lee A. Calfo, Joe Gladue, Jordan M. Blanchard and Robert O. Judge serve as the portfolio managers of the Fund. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each of the portfolio managers is an investment adviser representative of the Adviser.

In the section of the SAI titled “The Portfolio Managers,” the first paragraph under the heading “Compensation” is deleted and replaced with the following, effective March 1, 2019:

Messrs. Calfo and Gladue are compensated through their respective equity ownership interests in the Adviser. Neither Mr. Calfo nor Mr. Gladue receives compensation from the Fund. Mr. Blanchard is compensated by Live Oak Banking Company, a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based on the performance of Live Oak Bancshares. Mr. Judge is compensated by Government Loan Solutions, Inc. (“GLS”), a wholly-owned subsidiary of Live Oak Bancshares, with a fixed salary plus a bonus based upon the performance of GLS. Neither Mr. Judge nor Mr. Blanchard receives compensation from the Fund or the Adviser. See “Trustees and Officers of the Fund–Board and Officer Compensation” below, for more information.

In the section of the SAI titled “The Portfolio Managers,” the table under the heading “Other Accounts” is deleted and replaced with the following, effective March 1, 2019:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Jordan M. Blanchard	0	$0	0	$0	0	$0
Robert O. Judge	0	$0	0	$0	0	$0
Lee A. Calfo*	0	$0	1	$70	100	$30
Joseph Gladue*	0	$0	0	$0	0	$0

*	Information for Messrs. Calfo and Gladue is provided as of February 10, 2019.

The business address of each officer of the Fund under the heading “Trustees and Officers of the Fund” in the SAI is deleted and replaced with the following:

Unless otherwise noted, the business address of each Trustee or officer is c/o The 504 Fund, 37 West Avenue, Suite 301, Wayne, PA 19087. The business address for Mr. Gladue is c/o Bluestone Capital Partners LLC, 151 Calle San Francisco, Suite 200 PMB 5333, San Juan, PR 00901-1607. The business address for Ms. Cordle is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060.

The rows of the table under “Trustees and Officers of the Fund–Other Officers” in the SAI are deleted and replaced with the following:

Name and Year of Birth	Position with Trust and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Other Officers
Lee A. Calfo Born: 1977	President and Principal Executive Officer (Indefinite Term; since 2019)	Chief Executive Officer and Portfolio Manager, Bluestone Capital Partners LLC (investment advisory firm)(since 2019); Chief Executive Officer, J. Alden Associates, Inc. (broker-dealer) (since 2018); Chief Executive Officer, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Executive Officer and Founder, MCG Securities, LLC (broker-dealer)(since 2012); Chief Executive Officer and Portfolio Manager, Bluestone Capital Management, LLC (investment advisory firm)(since 2010)	1	N/A
Joseph Gladue Born: 1959	Treasurer, Principal Financial Officer and Principal Accounting Officer (Indefinite Term; since 2019)	Chief Financial Officer and Portfolio Manager, Bluestone Capital LLC (investment advisory firm) (since 2019); Director of Research, MCG Securities, LLC (broker-dealer) (since 2015); Director of Research, J. Alden Associates, Inc. (broker-dealer)(since 2019); Vice President Corporate Development, BofI Federal Bank (2014-2015)	N/A	N/A
Kenneth R. Smith Born: 1967	Secretary (Indefinite Term; since 2019)	Chief Compliance Officer, Bluestone Capital Partners LLC (investment advisory firm)(since 2019); Chief Compliance Officer and Partner, Alden Capital Management, LLC (asset management firm)(since 2018); Chief Compliance Officer and Partner, J. Alden Associates, Inc. (broker-dealer)(since 2018); Chief Compliance Officer, Dekania Capital Management, LLC (investment advisory firm)(since 2016); Chief Compliance Officer, Cohen & Company Financial Management, LLC (investment advisory firm)(since 2016); Chief Compliance Officer, Bluestone Capital Management, LLC (investment advisory firm)(since 2014); Chief Compliance Officer, Merion Capital Group (broker-dealer)(since 2011); Chief Compliance Officer and Founder, Compass Financial Advisors, LLC (investment advisory firm)(since 2003)	N/A	N/A
Polly W. Cordle Born: 1973	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2018)	Associate Director, Oyster Consulting, LLC (compliance consulting to financial services firms)(since 2010)	N/A	N/A

This Supplement is not a solicitation of consent from shareholders of the Fund. Shareholders are urged to read the consent solicitation statement when it becomes available because it will contain important information about the solicitation. Shareholders may obtain a copy of the definitive consent solicitation statement (when available), free of charge, by writing to the Fund at 37 West Avenue, Suite 301, Wayne, PA 19087, or by calling the Fund toll-free at 1-855-386-3504.

Please retain this Supplement for future reference.